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                                                                    EXHIBIT 21.1

Subsidiaries of Registrant
as of 10/31/00

                                                                                                      Percentage
                                                                                                       of Voting
                                                                                                      Securities
                                                                                                       Owned by
                                                                              State of                 Immediate
Name                                                                        Incorporation               Parent
----                                                                        -------------             -----------
ABM Industries Incorporated                                                  Delaware                 Registrant
(*)   ABM Engineering Services Company                                       California                  100%
      ABM Family of Services                                                 California                  100%
      ABM Janitorial Services -- Northern California                         California                  100%
      ABM Janitorial Services -- Southern California*                        California                  100%
      ABM Janitorial Services Co., Ltd.                                      British Columbia            100%
      American Building Maintenance Co. of  Boston*                          California                  100%
      American Building Maintenance Co. of Georgia                           California                  100%
      American Building Maintenance Co. of Kentucky                          California                  100%
      American Building Maintenance Co. of Illinois                          California                  100%
      American Building Maintenance Co. of New York                          California                  100%
      American Building Service Company                                      California                  100%
      American Building Maintenance Co. of Utah*                             California                  100%
      American Building Maintenance Co. -- West                              California                  100%
      Canadian Building Maintenance Co., Ltd.                                British Columbia            100%
      Supreme Building Maintenance, Ltd.                                     British Columbia            100%
      Commercial Property Services, Inc.                                     California                  100%
      Bonded Maintenance Company                                             Texas                       100%
      Servall Services Inc.                                                  Texas                       100%
      American Building Maintenance Co.                                      California                  100%
      American Public Services                                               California                  100%
      Easterday Janitorial Supply Company                                    California                  100%
      American Security and Investigative Services, Inc.                     California                  100%
         ABMI Investigative Services*                                        California                  100%
         ABMI Security Services, Inc.                                        California                  100%
         American Commercial Security Services, Inc.                         California                  100%
      Amtech Lighting Services of the Northeast.                             California                  100%
      ABM Facility Services Company                                          California                  100%
      Amtech Energy Services                                                 California                  100%
      Amtech Lighting Services                                               California                  100%
      Amtech Lighting Services of Illinois                                   California                  100%
      CommAir Mechanical Services                                            California                  100%
      Amtech Elevator Services                                               California                  100%
      Amtech Reliable Elevator Company of Texas*                             Texas                       100%
      ABM Engineering Services Company                                       California                  100%
      Bradford Building Services, Inc.                                       California                  100%
      Commercial Air Conditioning of Northern California, Inc.*              California                  100%
      Accurate Janitor Service, Inc.*                                        California                  100%
      Ampco System Parking                                                   California                  100%
      Beehive Parking, Inc.*                                                 Utah                        100%
      System Parking, Inc.*                                                  California                  100%
      Towel and Linen Service, Inc.*                                         California                  100%

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(*)   Subsidiary relationship to registrant or to subsidiary parents shown by progressive indentation.

*     Inactive companies.